UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-6302

Cohen & Steers Realty Shares, Inc.
(Exact name of registrant as specified in charter)

280 Park Avenue, New York, NY			10017
(Address of principal executive offices)			(Zip code)

Adam M. Derechin Cohen & Steers Capital Management, Inc. 280 Park Avenue New York, New York 10017
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(212) 832-3232

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2006

Item 1. Reports to Stockholders.

COHEN & STEERS REALTY SHARES, INC.

February 9, 2007

To Our Shareholders:

We are pleased to submit to you our report for the year ended December 31, 2006. The net asset value at that date was $89.45 per share. In addition, a distribution of $7.90 per share including a regular quarterly income dividend of $0.56 per share, a special income dividend of $0.12 per share, a short-term capital gain distribution of $1.39 per share and a long-term capital gain distribution of $5.83 per share was declared for shareholders of record on December 21, 2006 and paid on December 22, 2006.a

The total return, including income and change in net asset value, for Cohen & Steers Realty Shares and the comparative benchmarks was:

	Six Months Ended 12/31/06	Year Ended 12/31/06
Cohen & Steers Realty Shares	19.72%	37.13%
FTSE NAREIT Equity REIT Index[b]	19.61%	35.06%
S&P 500 Index[b]	12.75%	15.80%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return and the principal value of an investment will fluctuate and shares, if redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Total returns of the fund current to the most recent month-end can be obtained by visiting our Web site at cohenandsteers.com.

Investment Review

Real estate securities performed well both in absolute terms and compared with the broader U.S. stock market, reflecting strong underlying real estate fundamentals and earnings that generally met or exceeded expectations. In addition, a global phenomenon of abundant investor demand for the investment characteristics that real estate provides benefited REITs, as investors willingly accepted lower yields for property investments. Finally, and perhaps most profoundly, investors began to recognize that, with the end of the disinflationary period that began in 1981, the implicit inflation-hedging characteristics historically offered by real property have again become valuable.

a  Please note that distributions paid by the fund to shareholders are subject to recharacterization for tax purposes. The final tax treatment of these distributions is reported to shareholders after the close of each fiscal year.

b  The FTSE NAREIT Equity REIT Index is an unmanaged, market capitalization weighted index of all publicly traded REITs that invest predominantly in the equity ownership of real estate. The index is designed to reflect the performance of all publicly traded equity REITs as a whole. The S&P 500 Index is an unmanaged index of common stocks that is frequently used as a general measure of stock market performance.

COHEN & STEERS REALTY SHARES, INC.

Public markets, private value

Reflecting the fluidity between public and private markets for real estate to a greater extent than ever, activity on both the M&A and IPO fronts continued. In a notable example of the latter, Douglas Emmett, a company focused on Los Angeles office and apartment properties, went public in late October, raising in excess of $1.6 billion. It was the largest IPO in U.S. REIT history. Investor enthusiasm for sizable income-producing property companies was evident in the successful offering—the deal was boosted to 66 million shares, up from the 55 million shares the firm initially proposed—and the fact that it was the fourth U.S. REIT to raise equity of more than $1 billion in 2006.

In November, Equity Office Properties Trust agreed to be acquired by The Blackstone Group, in a transaction valued at $36 billion—an 8.5% premium to the stock's prior business-day closing price. In the weeks since, into February 2007, a bidding contest with Vornado Realty Trust has driven the price up to $39 billion. This transaction demonstrated that any portfolio of well-located, high-quality properties, regardless of size, is a potential source of value, considering that EOP is the third-largest U.S. REIT (measured by market capitalization) and is set to be the largest LBO of any type ever. With office values continuing to rise, supported by growth in rental rates and occupancy levels, many private investors have been valuing real estate cash flows more aggressively than the public markets, albeit with the leveraging flexibility available to private buyers.

Performance: Across the board strength

All sectors within the NAREIT benchmark enjoyed double-digit gains in 2006, as rising demand for all types of space continued to outstrip supply, restrained in part by high construction costs in some markets. Job creation, which has been underway for three years as profitable businesses added to payrolls, continued, despite a slowing of GDP growth. In the office sector, a top performer, this was reflected in rising demand and rents for office space. Apartments also outperformed as buyer sentiment towards owner-occupied housing turned bearish. As consumers became increasingly leery of the run-up in home prices, they realized that renting was the most affordable, relative to owning, it had been in the U.S. since the early 1980s.

More business-related travel, meanwhile, supported hotel demand, which sustained itself at a higher level than was generally expected. One area where job growth has been lackluster is manufacturing; the warehouse sector nonetheless had a good absolute return due to strong absorption of warehouse space driven by significant manufacturing productivity gains, higher output and international trade. Regional malls underperformed as a group on stock-specific weakness and fears that dwindling home equity would sap consumer vitality.

Aided by offices and apartments

Factors that helped the fund's performance in this environment included its overweights in the office and apartment sectors, along with good stock selection in those areas. The fund's limited exposure to the specialty sector, which is composed mainly of timberland companies, was also beneficial, as timber stocks underperformed amid a slowdown in U.S. residential construction. On the negative side, stock selection in the regional malls sector hindered the fund's relative performance.

COHEN & STEERS REALTY SHARES, INC.

Investment Outlook

Fundamentals still positive

The strong returns for real estate securities in 2006 were generated amid a slowing economy. The moderate GDP growth slowdown that we had forecast in our last annual report was accompanied by ongoing job growth, as noted above, and we expect the general employment picture to remain healthy. That said, real estate securities have now outperformed the broader U.S. stock market with sizable double-digit gains for the fourth straight year. We do not expect results of similar magnitude in 2007, although based on our view of market sentiment, real estate fundamentals and valuations, we see the potential for attractive total returns, barring an unforeseen and dramatic economic pullback.

We believe sentiment toward real estate securities has moved from overtly bearish to approximately neutral. For example, Wall Street estimates of REIT total returns in 2007 are mostly positive, commensurate with our view, as opposed to the previous two years, when analysts were calling for flat to negative total returns. At the same time, the rapid acceleration of real estate fundamentals will most likely moderate somewhat in the coming year. Therefore, because the P/E multiple expansion stemming from the past three years of accelerating fundamentals has probably run its course—projected 2007 REIT cash flow growth, for example, is in the 9% range, a marginal acceleration from 2006 levels—we do not expect any further widespread multiple expansion.

Finally, from a valuation perspective, our view is commensurately neutral. With multiples high—due to higher observable worldwide asset values for real estate—and asset value premiums at historical norms, we believe REITs are fairly valued today. Therefore, in contrast to recent years, we are expecting more normalized returns in 2007 for real estate stocks, based on solid dividend yields and continued attractive growth in cash flow.

COHEN & STEERS REALTY SHARES, INC.

Sincerely,

MARTIN COHEN	ROBERT H. STEERS

Co-chairman	Co-chairman

  JAMES S. CORL

  Portfolio Manager

The views and opinions in the preceding commentary are as of the date stated and are subject to change. This material represents an assessment of the market environment at a specific point in time, should not be relied upon as investment advice and is not intended to predict or depict performance of any investment.

Visit Cohen & Steers online at cohenandsteers.com

For more information about any of our funds, visit cohenandsteers.com, where you'll find daily net asset values, fund fact sheets and portfolio highlights. You can also access newsletters, education tools and market updates covering REIT, utility and preferred securities sectors.

In addition, our Web site contains comprehensive information about our firm, including our most recent press releases, profiles of our senior investment professionals, and an overview of our investment approach.

COHEN & STEERS REALTY SHARES, INC.

Performance Review (Unaudited)

Growth of a $10,000 Investment

Average Annual Total Returns For the Periods Ended December 31, 2006

	1 Year	5 Years	10 Years	Since Inception[b]
Fund	37.13%	25.37%	15.50%	16.62%

The performance data quoted represents past performance. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance information current to the most recent month-end can be obtained by visiting our Web site at cohenandsteers.com. Fund performance during certain periods reflects strong market performance and/or strong performance of stocks held during those periods. This performance may not be repeated. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

a  The comparative indexes are not adjusted to reflect expenses or other fees that the SEC requires to be reflected in the fund's performance. The fund's performance assumes the reinvestment of all dividends and distributions.

b  Inception date of July 2, 1991.

COHEN & STEERS REALTY SHARES, INC.

Expense Example

(Unaudited)

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including redemption fees; and (2) ongoing costs including management fees and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period 07/01/06–12/31/06.

Actual Expenses

The first line of the table below provides information about actual account values and expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value July 1, 2006	Ending Account Value December 31, 2006	Expenses Paid During Period* July 1, 2006– December 31, 2006
Actual (19.72% return)	$1,000.00	$1,197.20	$5.26
Hypothetical (5% annual return before expenses)	$1,000.00	$1,020.42	$4.84

*  Expenses are equal to the fund's annualized expense ratio of 0.95% multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

COHEN & STEERS REALTY SHARES, INC.

DECEMBER 31, 2006
Top Ten Holdings
(Unaudited)

Security	Market Value	% of Net Assets
Equity Office Properties Trust	$265,557,308	7.4%
AvalonBay Communities	183,530,331	5.1
Equity Residential	181,298,285	5.0
Public Storage	166,599,517	4.6
Simon Property Group	163,937,865	4.6
Host Hotels & Resorts	157,534,895	4.4
Vornado Realty Trust	155,589,741	4.3
Boston Properties	152,112,048	4.2
Brookfield Properties Corp.	149,845,334	4.2
Archstone-Smith Trust	130,349,653	3.6

Sector Breakdown
(Based on Net Assets)
(Unaudited)

COHEN & STEERS REALTY SHARES, INC.

SCHEDULE OF INVESTMENTS

December 31, 2006

		Number of Shares	Value
COMMON STOCK	98.4%
DIVERSIFIED	5.5%
Colonial Properties Trust		196,200	$9,197,856
Cousins Properties		654,000	23,066,580
Crescent Real Estate Equities Co.		594,100	11,733,475
Vornado Realty Trust		1,280,574	155,589,741
			199,587,652
HEALTH CARE	2.8%
Health Care Property Investors		635,400	23,395,428
Health Care REIT		242,121	10,416,045
Nationwide Health Properties		594,700	17,971,834
Ventas		1,170,400	49,531,328
			101,314,635
HOTEL	9.5%
Hilton Hotels Corp.		2,079,100	72,560,590
Host Hotels & Resorts		6,416,900	157,534,895
Starwood Hotels & Resorts Worldwide		1,186,500	74,156,250
Strategic Hotels & Resorts		1,717,600	37,426,504
			341,678,239
INDUSTRIAL	4.3%
AMB Property Corp.		735,800	43,125,238
DCT Industrial Trust		460,800	5,437,440
ProLogis		1,761,101	107,022,108
			155,584,786

See accompanying notes to financial statements.

COHEN & STEERS REALTY SHARES, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2006

		Number of Shares	Value
OFFICE	26.8%
Alexandria Real Estate Equities		679,251	$68,196,800
BioMed Realty Trust		1,627,600	46,549,360
Boston Properties		1,359,600	152,112,048
Brandywine Realty Trust		342,698	11,394,709
Brookfield Properties Corp.		3,809,950	149,845,334
Douglas Emmett		503,100	13,377,429
Equity Office Properties Trust		5,512,919	265,557,308
Kilroy Realty Corp.		807,800	63,008,400
Mack-Cali Realty Corp.		964,637	49,196,487
Maguire Properties		687,000	27,480,000
Reckson Associates Realty Corp.		970,100	44,236,560
SL Green Realty Corp.		553,600	73,507,008
			964,461,443
OFFICE/INDUSTRIAL	2.8%
EastGroup Properties		175,000	9,373,000
Liberty Property Trust		1,830,000	89,926,200
			99,299,200
RESIDENTIAL	25.1%
APARTMENT	24.4%
Apartment Investment & Management Co.		1,874,600	105,015,092
Archstone-Smith Trust		2,239,300	130,349,653
AvalonBay Communities		1,411,229	183,530,331
BRE Properties		1,597,900	103,895,458
Camden Property Trust		462,700	34,170,395
Equity Residential		3,572,380	181,298,285
Essex Property Trust		576,100	74,460,925
GMH Communities Trust		612,900	6,220,935
Post Properties		1,010,775	46,192,418
United Dominion Realty Trust		386,200	12,277,298
			877,410,790

See accompanying notes to financial statements.

COHEN & STEERS REALTY SHARES, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2006

		Number of Shares	Value
MANUFACTURED HOME	0.7%
Sun Communities		812,200	$26,282,792
TOTAL RESIDENTIAL			903,693,582
SELF STORAGE	5.3%
Extra Space Storage		963,300	17,589,858
Public Storage		1,708,713	166,599,517
U-Store-It Trust		372,900	7,663,095
			191,852,470
SHOPPING CENTER	14.8%
COMMUNITY CENTER	5.5%
Developers Diversified Realty Corp.		572,800	36,057,760
Federal Realty Investment Trust		1,026,500	87,252,500
Inland Real Estate Corp.		419,200	7,847,424
Kimco Realty Corp.		84,400	3,793,780
Regency Centers Corp.		418,433	32,708,908
Tanger Factory Outlet Centers		767,100	29,978,268
			197,638,640
REGIONAL MALL	9.3%
General Growth Properties		1,365,100	71,299,173
Macerich Co.		869,800	75,298,586
Simon Property Group		1,618,500	163,937,865
Taubman Centers		515,263	26,206,276
			336,741,900
TOTAL SHOPPING CENTER			534,380,540
SPECIALTY	1.5%
Plum Creek Timber Co.		1,353,900	53,952,915
TOTAL COMMON STOCK (Identified cost—$1,921,496,564)			3,545,805,462

See accompanying notes to financial statements.

COHEN & STEERS REALTY SHARES, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2006

		Principal Amount	Value
COMMERCIAL PAPER	2.3%
San Paolo U.S. Finance Co., 4.15%, due 1/2/07 (Identified cost—$81,154,644)		$81,164,000	$81,154,644
TOTAL INVESTMENTS (Identified cost—$2,002,651,208)	100.7%		3,626,960,106
LIABILITIES IN EXCESS OF OTHER ASSETS	(0.7)%		(25,019,559)
NET ASSETS (Equivalent to $89.45 per share based on 40,267,680 shares of common stock outstanding)	100.0%		$3,601,940,547

Glossary of Portfolio Abbreviation

REIT  Real Estate Investment Trust

Note: Percentages indicated are based on the net assets of the fund.

See accompanying notes to financial statements.

COHEN & STEERS REALTY SHARES, INC.

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2006

ASSETS:
Investments in securities, at value (Identified cost—$2,002,651,208)	$3,626,960,106
Cash	40,353
Dividends receivable	21,714,768
Receivable for fund shares sold	10,125,339
Receivable for investment securities sold	653,511
Other assets	82,158
Total Assets	3,659,576,235
LIABILITIES:
Payable for fund shares redeemed	52,466,977
Payable to investment advisor	2,452,076
Payable for investment securities purchased	1,997,854
Payable to administrator	61,991
Payable for directors' fees	9,624
Other liabilities	647,166
Total Liabilities	57,635,688
NET ASSETS applicable to 40,267,680 shares of $0.001 par value common stock outstanding	$3,601,940,547
NET ASSET VALUE PER SHARE:
($3,601,940,547 ÷ 40,267,680 shares outstanding)	$89.45
NET ASSETS consist of:
Paid-in capital	$1,984,890,804
Accumulated net realized loss on investments	(7,259,155)
Net unrealized appreciation on investments	1,624,308,898
$3,601,940,547

See accompanying notes to financial statements.

COHEN & STEERS REALTY SHARES, INC.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2006

Investment Income:
Dividend income (net of $398,515 of foreign withholding tax)	$57,978,378
Interest income	3,617,394
Total Income	61,595,772
Expenses:
Investment advisory fees	24,116,075
Transfer agent fees	2,683,843
Administration fees	998,679
Reports to shareholders	281,050
Custodian fees and expenses	215,309
Professional fees	202,160
Registration and filing fees	114,375
Line of credit fees and expenses	89,553
Directors' fees and expenses	56,285
Miscellaneous	136,761
Total Expenses	28,894,090
Net Investment Income	32,701,682
Net Realized and Unrealized Gain on Investments:
Net realized gain on investments	304,962,659
Net change in unrealized appreciation on investments	605,809,054
Net realized and unrealized gain on investments	910,771,713
Net Increase in Net Assets Resulting from Operations	$943,473,395

See accompanying notes to financial statements.

COHEN & STEERS REALTY SHARES, INC.

STATEMENT OF CHANGES IN NET ASSETS

	For the Year Ended December 31, 2006	For the Year Ended December 31, 2005
Change in Net Assets:
From Operations:
Net investment income	$32,701,682	$33,229,095
Net realized gain on investments	304,962,659	184,372,362
Net change in unrealized appreciation on investments	605,809,054	97,109,430
Net increase in net assets resulting from operations	943,473,395	314,710,887
Dividends and Distributions to Shareholders from:
Net investment income	(34,076,502)	(33,249,212)
Net realized gain on investments	(303,898,783)	(185,528,611)
Tax return of capital	(19,923,052)	(13,701,570)
Total dividends and distributions to shareholders	(357,898,337)	(232,479,393)
Capital Stock Transactions:
Increase in net assets from fund share transactions	550,750,678	118,703,739
Total increase in net assets	1,136,325,736	200,935,233
Net Assets:
Beginning of year	2,465,614,811	2,264,679,578
End of year	$3,601,940,547	$2,465,614,811

See accompanying notes to financial statements.

COHEN & STEERS REALTY SHARES, INC.

FINANCIAL HIGHLIGHTS

The following table includes selected data for a share outstanding throughout each year and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.

	For the Year Ended December 31,
Per Share Operating Performance:	2006	2005	2004	2003	2002
Net asset value, beginning of year	$72.59	$69.66	$55.64	$43.34	$44.41
Income from investment operations:
Net investment income	0.91	1.04	1.21	1.47	1.72
Net realized and unrealized gain (loss) on investments	25.52	9.17	19.71	14.63	(0.42)
Total income from investment operations	26.43	10.21	20.92	16.10	1.30
Less dividends and distributions to shareholders from:
Net investment income	(0.91)	(1.04)	(1.21)	(1.88)	(2.38)
Net realized gain on investments	(8.14)	(5.80)	(5.32)	(1.93)	—
Tax return of capital	(0.53)	(0.46)	(0.38)	—	—
Total dividends and distributions to shareholders	(9.58)	(7.30)	(6.91)	(3.81)	(2.38)
Redemption fees retained by fund	0.01	0.02	0.01	0.01	0.01
Net increase (decrease) in net assets	16.86	2.93	14.02	12.30	(1.07)
Net asset value, end of year	$89.45	$72.59	$69.66	$55.64	$43.34
Total investment return	37.13%	14.89%	38.48%	38.09%	2.79%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$3,601.9	$2,466.0	$2,264.7	$1,681.3	$1,255.4
Ratio of expenses to average daily net assets	0.96%	0.97%	1.01%	1.07%	1.08%
Ratio of net investment income to average daily net assets	1.08%	1.45%	2.00%	2.96%	3.70%
Portfolio turnover rate	31%	28%	29%	37%	37%

See accompanying notes to financial statements.

COHEN & STEERS REALTY SHARES, INC.

NOTES TO FINANCIAL STATEMENTS

Note 1. Significant Accounting Policies

Cohen & Steers Realty Shares, Inc. (the fund) was incorporated under the laws of the State of Maryland on April 26, 1991 and is registered under the Investment Company Act of 1940, as amended, as a nondiversified, open-end management investment company. The fund's investment objective is total return.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (GAAP). The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Portfolio Valuation: Investments in securities that are listed on the New York Stock Exchange are valued, except as indicated below, at the last sale price reflected at the close of the New York Stock Exchange on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices for the day or, if no asked price is available, at the bid price.

Securities not listed on the New York Stock Exchange but listed on other domestic or foreign securities exchanges or admitted to trading on the National Association of Securities Dealers Automated Quotations, Inc. (Nasdaq) national market system are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined as reflected on the tape at the close of the exchange representing the principal market for such securities.

Readily marketable securities traded in the over-the-counter market, including listed securities whose primary market is believed by Cohen & Steers Capital Management, Inc. (the advisor) to be over-the-counter, but excluding securities admitted to trading on the Nasdaq National List, are valued at the official closing prices as reported by Nasdaq, the National Quotation Bureau, or such other comparable sources as the Board of Directors deem appropriate to reflect their fair market value. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices for the day, or if no asked price is available, at the bid price. Where securities are traded on more than one exchange and also over-the-counter, the securities will generally be valued using the quotations the Board of Directors believes most closely reflect the value of such securities.

Securities for which market prices are unavailable, or securities for which the advisor determines that bid and/or asked price does not reflect market value, will be valued at fair value pursuant to procedures approved by the fund's Board of Directors. Circumstances in which market prices may be unavailable include, but are not limited to, when trading in a security is suspended, the exchange on which the security is traded is subject to an unscheduled close or disruption or material events occur after the close of the exchange on which the security is principally traded. In these circumstances, the fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems

COHEN & STEERS REALTY SHARES, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

appropriate. These may include recent transactions in comparable securities, information relating to the specific security and developments in the markets.

The fund's use of fair value pricing may cause the net asset value of fund shares to differ from the net asset value that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

Short-term debt securities, which have a maturity date of 60 days or less, are valued at amortized cost, which approximates value.

Security Transactions and Investment Income: Security transactions are recorded on trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost. Interest income is recorded on the accrual basis. Discounts are accreted and premiums are amortized over the life of the respective securities. Dividend income is recorded on the ex-dividend date. The fund records distributions received in excess of income from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The fund adjusts the estimated amounts of the components of distributions (and consequently its net investment income) as an increase to unrealized appreciation/(depreciation) and realized gain/(loss) on investments as necessary once the issuers provide information about the actual composition of the distributions.

Dividends and Distributions to Shareholders: Dividends from net investment income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from GAAP. Dividends from net investment income are declared and paid quarterly. Net realized capital gains, unless offset by any available capital loss carryforward, are distributed to shareholders annually. Dividends and distributions to shareholders are recorded on the ex-dividend date and are automatically reinvested in full and fractional shares of the fund based on the net asset value per share at the close of business on the ex-dividend date unless the shareholder has elected to have them paid in cash.

Distributions paid by the fund are subject to recharacterization for tax purposes. Based upon the results of operations for the year ended December 31, 2006, a portion of the dividends paid have been reclassified to return of capital and distributions of net realized capital gains.

Federal Income Taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interest of the shareholders, by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies, and by distributing substantially all of its taxable earnings to its shareholders. Accordingly, no provision for federal income or excise tax is necessary.

COHEN & STEERS REALTY SHARES, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

Note 2. Investment Advisory and Administration Fees and Other Transactions with Affiliates

Investment Advisory Fees: The advisor serves as the fund's investment advisor pursuant to an investment advisory agreement (the advisory agreement). Under the terms of the advisory agreement, the advisor provides the fund with the day-to-day investment decisions and generally manages the fund's investments in accordance with the stated policies of the fund, subject to the supervision of the fund's Board of Directors. For the services provided to the fund, the advisor receives a fee, accrued daily and paid monthly, at the annual rate of 0.85% for the first $1.5 billion and 0.75% thereafter of the average daily net assets of the fund.

Administration Fees: The fund has entered into an administration agreement with the advisor under which the advisor performs certain administrative functions for the fund and receives a fee, accrued daily and paid monthly, at the annual rate of 0.02% of the fund's average daily net assets. For the year ended December 31, 2006, the fund paid the advisor $603,095 in fees under this administration agreement. Additionally, the fund has retained State Street Bank and Trust Company as sub-administrator under a fund accounting and administration agreement.

Directors' and Officers' Fees: Certain directors and officers of the fund are also directors, officers, and/or employees of the advisor. The fund does not pay compensation to any affiliated directors and officers except for the Chief Compliance Officer, who received $40,919 from the fund for the year ended December 31, 2006.

Other: During the year ended December 31, 2006, the fund purchased securities in which an affiliate of the advisor served as placement agent for the issuer.

Note 3. Purchases and Sales of Securities

Purchases and sales of securities, excluding short-term investments, for the year ended December 31, 2006 totaled $1,154,317,949 and $908,075,433, respectively.

Note 4. Income Tax Information

The tax character of dividends and distributions paid was as follows:

	For the Year Ended December 31,
	2006	2005
Ordinary income	$87,029,373	$73,248,486
Long-term capital gains	250,945,912	145,529,337
Tax return of capital	19,923,052	13,701,570
Total dividends and distributions	$357,898,337	$232,479,393

COHEN & STEERS REALTY SHARES, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

As of December 31, 2006, the tax-basis components of accumulated earnings and the federal tax cost were as follows:

Gross unrealized appreciation	$1,619,112,467
Gross unrealized depreciation	(2,062,723)
Net unrealized appreciation	$1,617,049,744
Cost for federal income tax purposes	$2,009,910,362

As of December 31, 2006, the fund had temporary book/tax differences primarily attributable to wash sales on portfolio securities and permanent book/tax differences primarily attributable to dividend redesignations. To reflect reclassifications arising from the permanent differences, paid-in capital was charged $477,659, accumulated net realized gain was charged $897,161 and accumulated net investment income was credited $1,374,820.

Note 5. Capital Stock

The fund is authorized to issue 200 million shares of capital stock at a par value of $0.001 per share. The Board of Directors of the fund is authorized to reclassify and issue any unissued shares of the fund without shareholder approval. Transactions in fund shares were as follows:

	For the Year Ended December 31, 2006		For the Year Ended December 31, 2005
	Shares	Amount	Shares	Amount
Sold	11,336,835	$968,664,364	8,252,745	$591,576,109
Issued as reinvestment of dividends and distributions	3,848,095	332,715,064	2,974,324	215,710,688
Redeemed	(8,882,434)	(751,084,429)	(9,770,414)	(689,079,736)
Redemption fees retained by fund[a]	—	455,679	—	496,678
Net increase	6,302,496	$550,750,678	1,456,655	$118,703,739

a  The fund may charge a 1% redemption fee on shares sold within six months of the time of purchase.

COHEN & STEERS REALTY SHARES, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

Note 6. Borrowings

The fund, in conjunction with other Cohen & Steers funds, is a party to a $150,000,000 syndicated credit agreement (the credit agreement) with State Street Bank and Trust Company, as administrative agent and operations agent, and the lenders identified in the credit agreement, which expires December 2007. The fund pays a commitment fee of 0.10% per annum on its proportionate share of the unused portion of the credit agreement.

During the year ended December 31, 2006, the fund did not utilize the line of credit.

Note 7. Other

In the normal course of business, the fund enters into contracts that provide general indemnifications. The fund's maximum exposure under these arrangements is dependent on claims that may be made against the fund in the future and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

In July 2006, the Financial Accounting Standards Board (FASB) issued Interpretation 48, Accounting for Uncertainty in Income Taxes—an interpretation of FASB Statement 109 (FIN 48). FIN 48 clarifies the accounting for income taxes by prescribing the minimum recognition threshold a tax position must meet before being recognized in the financial statements. FIN 48 is effective for fiscal years beginning after December 15, 2006. The fund will adopt FIN 48 no later than June 29, 2007 and the impact to the fund's financial statements, if any, is currently being assessed.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the fund's financial statements.

COHEN & STEERS REALTY SHARES, INC.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of
Cohen & Steers Realty Shares, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Cohen & Steers Realty Shares, Inc. (the "Fund") at December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
February 16, 2007

COHEN & STEERS REALTY SHARES, INC.

TAX INFORMATION—2006 (Unaudited)

Pursuant to the Jobs and Growth Relief Reconciliation Act of 2003, the fund designates qualified dividend income of $3,237,894. Also, the fund designates a long-term capital gain distribution of $241,686,489 at the 15% rate and $9,259,423 at the 25% rate or maximum allowable.

OTHER INFORMATION

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 800-330-7348, (ii) on our Web site at cohenandsteers.com or (iii) on the Securities and Exchange Commission's Web site at http://www.sec.gov. In addition, the fund's proxy voting record for the most recent 12-month period ended June 30 is available (i) without charge, upon request, by calling 800-330-7348 or (ii) on the SEC's Web site at http://www.sec.gov.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Forms N-Q are available (i) without charge, upon request by calling 800-330-7348, or (ii) on the SEC's Web site at http://www.sec.gov. In addition, the Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Please note that the distributions paid by the fund to shareholders are subject to recharacterization for tax purposes. The fund may also pay distributions in excess of the fund's net investment company taxable income and this excess would be a tax-free return of capital distributed from the fund's assets. To the extent this occurs, the fund's shareholders of record will be notified of the estimated amount of capital returned to shareholders for each such distribution and this information will also be available at cohenandsteers.com. The final tax treatment of all distributions is reported to shareholders on their 1099-DIV forms, which are mailed after the close of each calendar year. Distributions of capital decrease the fund's total assets and, therefore, could have the effect of increasing the fund's expense ratio. In addition, in order to make these distributions, the fund may have to sell portfolio securities at a less than opportune time.

COHEN & STEERS REALTY SHARES, INC.

MANAGEMENT OF THE FUND

The business and affairs of the fund are managed under the direction of the board of directors. The board of directors approves all significant agreements between the fund and persons or companies furnishing services to it, including the fund's agreements with its advisor, administrator, custodian and transfer agent. The management of the fund's day-to-day operations is delegated to its officers, the advisor and the fund's administrator, subject always to the investment objective and policies of the fund and to the general supervision of the board of directors.

The directors and officers of the fund and their principal occupations during the past five years are set forth below. The statement of additional information (SAI) includes additional information about fund directors and is available, without charge, upon request by calling 1-800-330-7348.

Name, Address and Age*	Position(s) Held with Fund	Term of Office	Principal Occupation During Past 5 Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Fund)	Length of Time Served**
Interested Directors[1]

Robert H. Steers Age: 53	Director and Co-Chairman	Until next election of directors	Co-Chairman and Co-Chief Executive Officer of Cohen & Steers Capital Management, Inc. (CSCM), the fund's investment manager, and its parent company, Cohen & Steers, Inc. (CNS) since 2004. Vice President and Director, Cohen & Steers Securities, LLC (CSSL), the Cohen & Steers open-end funds' distributor. Prior thereto, Chairman of CSCM and the Cohen & Steers funds.	20	1991 to present

Martin Cohen Age: 58	Director and Co-Chairman	Until next election of directors	Co-Chairman and Co-Chief Executive Officer of CSCM and CNS. Vice President and Director of CSSL. Prior thereto, President of the CSCM and the Cohen & Steers funds.	20	1991 to present

  (table continued on next page)

*  The address for each director is 280 Park Avenue, New York, NY 10017.

**  The length of time served represents the year in which the director was first elected or appointed to any fund in the Cohen & Steers fund complex.

1  "Interested person", as defined in the 1940 Act, of the fund because of affiliation with CSCM.

COHEN & STEERS REALTY SHARES, INC.

(table continued from previous page)

Name, Address and Age*	Position(s) Held with Fund	Term of Office	Principal Occupation During Past 5 Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Fund)	Length of Time Served**
Disinterested Directors

Bonnie Cohen[2] Age: 64	Director	Until next election of directors	Consultant. Prior thereto, Undersecretary of State, United States Department of State. Director of Wellsford Real Properties, Inc.	20	2001 to present

George Grossman Age: 52	Director	Until next election of directors	Attorney-at-law	20	1993 to present

Richard E. Kroon Age: 64	Director	Until next election of directors	Member of Investment Subcommittee, Monmouth University; retired Chairman and Managing Partner of the Sprout Group venture capital funds, then an affiliate of Donaldson, Lufkin & Jenrette Securities Corporation; and former Chairman of the National Venture Capital Association.	20	2004 to present

Richard J. Norman Age: 63	Director	Until next election of directors	Private Investor. President of the Board of Directors of Maryland Public Television, Board Member of the Salvation Army. Prior thereto, Investment Representative of Morgan Stanley Dean Witter.	20	2001 to present

  (table continued on next page)

*  The address for each director is 280 Park Avenue, New York, NY 10017.

**  The length of time served represents the year in which the director was first elected or appointed to any fund in the Cohen & Steers fund complex.

2  Martin Cohen and Bonnie Cohen are not related.

COHEN & STEERS REALTY SHARES, INC.

(table continued from previous page)

Name, Address and Age*	Position(s) Held with Fund	Term of Office	Principal Occupation During Past 5 Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Fund)	Length of Time Served**
Frank K. Ross Age: 63	Director	Until next election of directors	Professor of Accounting, Howard University; Board member of Pepco Holdings, Inc. (electric utility). Formerly, Midatlantic Area Managing Partner for Audit and Risk Advisory Services at KPMG LLP and Managing Partner of its Washington, DC office.	20	2004 to present

Willard H. Smith Jr. Age: 70	Director	Until next election of directors	Board member of Essex Property Trust Inc., Realty Income Corporation and Crest Net Lease, Inc. Managing Director at Merrill Lynch & Co., Equity Capital Markets Division from 1983 to 1995.	20	1996 to present

C. Edward Ward, Jr. Age: 60	Director	Until next election of directors	Member of the Board of Trustees of Directors Manhattan College, Riverdale, New York. Formerly head of closed-end fund listings for the New York Stock Exchange.	20	2004 to present

*  The address for each director is 280 Park Avenue, New York, NY 10017.

**  The length of time served represents the year in which the director was first elected or appointed to any fund in the Cohen & Steers fund complex.

COHEN & STEERS REALTY SHARES, INC.

The officers of the fund (other than Messrs. Cohen and Steers, whose biographies are provided above), their address, their ages and their principal occupations for at least the past five years are set forth below.

Name, Address and Age*	Position(s) Held With Fund	Principal Occupation During Past 5 Years	Length of Time Served**
Adam M. Derechin Age: 42	President and Chief Executive Officer	Chief Operating Officer of CSCM (since 2003) and CNS (since 2004). Prior to that, Senior Vice President of CSCM and Vice President and Assistant Treasurer of the Cohen & Steers funds.	Since 2005

Joseph M. Harvey Age: 43	Vice President	President of CSCM (since 2003) and CNS (since 2004). Prior to that, Senior Vice President and Director of Investment Research of CSCM.	Since 2004

James S. Corl Age: 39	Vice President	Executive Vice President of CSCM and CNS since 2004. Prior to that, Senior Vice President of CSCM.	Since 2004

John E. McLean Age: 35	Secretary	Vice President and Associate General Counsel of CSCM since September 2003. Prior to that, Vice President, Law and Regulation, J&W Seligman & Co. Incorporated (money manager).	Since 2004

James Giallanza Age: 40	Treasurer	Senior Vice President of CSCM since September 2006. Prior thereto, Deputy Head of the US Funds Administration and Treasurer & CFO of various mutual funds within the Legg Mason (formally Citigroup Asset Management) fund complex from August 2004 to September 2006; Director/Controller of the US wholesale business at UBS Global Asset Management (U.S.) from September 2001 to July 2004.	Since 2006

Lisa D. Phelan Age: 38	Chief Compliance Officer	Vice President & Director of Compliance of CSCM since January 2006. Chief Compliance Officer of CSSL since 2004. Prior to that, Compliance Officer of CSCM since 2004. Chief Compliance Officer, Avatar Associates & Overture Asset Managers, 2003-2004. First VP, Risk Management, Prudential Securities, Inc. 2000-2003.	Since 2006

*  The address of each officer is 280 Park Avenue, New York, NY 10017

**  Officers serve one-year terms. The length of time served represents the year in which the officer was first elected to that position in any fund in the Cohen & Steers fund complex. All of the officers listed above are officers of one or more of the other funds in the complex.

COHEN & STEERS REALTY SHARES, INC.

Meet the Cohen & Steers family of open-end funds:

  •  Designed for investors seeking maximum total return, investing primarily in REITs

  •  Symbol: CSRSX

  •  Designed for institutional investors seeking maximum total return, investing primarily in REITs

  •  Symbol: CSRIX

  •  Designed for investors seeking high current income, investing primarily in REITs

  •  Symbols: CSEIX, CSBIX, CSCIX, CSDIX

  •  Designed for investors seeking maximum capital appreciation, investing in a limited number of REITs and other real estate securities

  •  Symbols: CSFAX, CSFBX, CSFCX, CSSPX

  •  Designed for investors seeking maximum total return, investing primarily in international real estate securities

  •  Symbols: IRFAX, IRFCX, IRFIX

  •  Designed for investors seeking maximum total return, investing primarily in utilities

  •  Symbols: CSUAX, CSUBX, CSUCX, CSUIX

  •  Designed for investors seeking high current income and long-term growth of income and capital appreciation, investing primarily in dividend paying common stocks and preferred stocks

  •  Symbols: DVFAX, DVFCX, DVFIX

  •  Designed for investors seeking maximum total return, investing primarily in real estate securities located in the Asia Pacific region

  •  Symbols: APFAX, APFCX, APFIX

  •  Designed for investors seeking maximum total return, investing primarily in global real estate securities

  •  Symbol: GRSIX

Please consider the investment objectives, risks, charges and expenses of the fund carefully before investing. A prospectus containing this and other information can be obtained by calling 800-330-7348 or by visiting cohenandsteers.com. Please read the prospectus carefully before investing.

Cohen & Steers Securities, LLC, Distributor

COHEN & STEERS REALTY SHARES, INC.

OFFICERS AND DIRECTORS

Robert H. Steers
Director and co-chairman

Martin Cohen
Director and co-chairman

Bonnie Cohen
Director

George Grossman
Director

Richard E. Kroon
Director

Richard J. Norman
Director

Frank K. Ross
Director

Willard H. Smith Jr.
Director

C. Edward Ward, Jr.
Director

Adam M. Derechin
President and chief executive officer

Joseph M. Harvey
Vice president

James S. Corl
Vice president

John E. McLean
Secretary

James Giallanza
Treasurer

Lisa D. Phelan
Chief compliance officer

KEY INFORMATION

Investment Advisor

Cohen & Steers Capital Management, Inc.
280 Park Avenue
New York, NY 10017
(212) 832-3232

Fund Subadministrator and Custodian

State Street Bank and Trust Company
1 Lincoln Street
Boston, MA 02111

Transfer Agent

Boston Financial Data Services, Inc.
2 Heritage Drive
North Quincy, MA 02171
(800) 437-9912

Legal Counsel

Stroock & Stroock & Lavan LLP
180 Maiden Lane
New York, NY 10038

Distributor

Cohen & Steers Securities, LLC
280 Park Avenue
New York, NY 10017

Nasdaq Symbol: CSRSX

Web site: cohenandsteers.com

This report is authorized for delivery only to shareholders of Cohen & Steers Realty Shares, Inc. unless accompanied or preceded by the delivery of a currently effective prospectus setting forth details of the fund. Past performance is of course no guarantee of future results and your investment may be worth more or less at the time you sell.

COHEN & STEERS

REALTY SHARES

280 PARK AVENUE

NEW YORK, NY 10017

ANNUAL REPORT

DECEMBER 31, 2006

Item 2. Code of Ethics.

The registrant has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer. The registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics. Such request can be made by calling 800-330-7348 or writing to the Secretary of the registrant, 280 Park Avenue, New York, NY 10017.

Item 3. Audit Committee Financial Expert.

The registrant’s board has determined that Frank K. Ross, a member of the board’s audit committee, is an “audit committee financial expert”.  Mr. Ross is “independent,” as such term is defined in this Item.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

	2006	2005
Audit Fees	$50,967	$50,000
Audit-Related Fees	—	4,500
Tax Fees	12,800	12,975
All Other Fees	—	—

Audit-related fees were billed in connection with agreed upon procedures performed by the registrant’s principal accountant relating to after-tax return calculations.  Tax fees were billed in connection with the preparation of tax returns, calculation and designation of dividends and other miscellaneous tax services.

Aggregate fees billed by the registrant’s principal accountant for the last two fiscal years for non-audit services provided to the registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is subcontracted or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registered investment company, where the engagement relates directly to the operations and financial reporting of the registrant, were as follows:

	2006	2005
Audit-Related Fees	—	—
Tax Fees	—	—
All Other Fees	$65,000	$85,000

These other fees were billed in connection with internal control reviews.

(e)(1)       The audit committee is required to pre-approve audit and non-audit services performed for the registrant by the principal accountant. The audit committee also is required to pre-approve non-audit services performed by the registrant’s principal accountant for the registrant’s investment adviser and any sub-adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and/or to any entity controlling, controlled by or under common control with the registrant’s investment adviser that provides ongoing services to the registrant, if the engagement for services relates directly to the operations and financial reporting of the registrant.

The audit committee may delegate pre-approval authority to one or more of its members who are independent members of the board of directors of the registrant. The member or members to whom such authority is delegated shall report any pre-approval decisions to the audit committee at its next scheduled meeting.  The audit committee may not delegate its responsibility to pre-approve services to be performed by the registrant’s principal accountant to the investment adviser.

(e) (2)      No services included in (b) – (d) above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)            Not applicable.

(g)           For the fiscal years ended December 31, 2006 and December 31, 2005, the aggregate fees billed by the registrant’s principal accountant for non-audit services rendered to the registrant and for non-audit services rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and/or to any entity controlling, controlled by or under common control with the registrant’s investment adviser that provides ongoing services to the registrant were $77,800 and $102,475, respectively.

(h)           The registrant’s audit committee considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and/or to any entity controlling, controlled by or under common control with the registrant’s investment adviser that provides ongoing services to the registrant that were not required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X  was compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Included in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)  Not applicable.

(a) (2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(b) Certifications of chief executive officer and chief financial officer as required by Rule 30a- 2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

COHEN & STEERS REALTY SHARES, INC.

By:	/s/ Adam M. Derechin
Name: Adam M. Derechin
Title: President and Chief Executive Officer

Date: February 27, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Adam M. Derechin
	Name:	Adam M. Derechin
	Title:	President and Chief Executive Officer
(principal executive officer)

By:	/s/ James Giallanza
	Name:	James Giallanza
	Title:	Treasurer
(principal financial officer)

Date: February 27, 2007